Exhibit 99.1

FS Investment Corporation

FOURTH QUARTER 2013 FINANCIAL INFORMATION

www.fsinvestmentcorp.com

Important Disclosure Notice

This presentation may contain certain forward-looking statements, including statements with regard to the future performance of FS Investment

Corporation (FSIC, we or us). Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in FSIC’s operations or the economy due generally to terrorism or natural disasters, future changes in laws or regulations and conditions in FSIC’s operating area, the ability of FSIC to complete the listing of its shares of common stock on the New York Stock Exchange LLC (NYSE), and the price at which shares of common stock may trade on the NYSE. Some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission (SEC). FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains summaries of certain financial and statistical information about FSIC. The information contained in this presentation is summary information that is intended to be considered in the context of FSIC’s SEC filings and other public announcements that FSIC may make, by press release or otherwise, from time to time. FSIC undertakes no duty or obligation to publicly update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.

This presentation contains certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP). FSIC uses these non-GAAP financial measures internally in analyzing financial results and believes that the use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing results and trends and in comparing FSIC’s financial results with other business development companies.

Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with FSIC’s consolidated financial statements prepared in accordance with GAAP. A reconciliation of non-

GAAP financial measures to the most directly comparable GAAP measures has been provided in the tables on page 22 included in this presentation and investors are encouraged to review the reconciliation.

Financial and Portfolio Highlights

Financial Highlights

(all per share amounts are basic and diluted)[1]	Q4-13	Q3-13	Q4-12	FY-13	FY-12
Net investment income per share	$0.20	$0.26	$0.19	$0.96	$0.59
Adjusted net investment income per share[2*]	$0.24	$0.26	$0.19	$0.99	$0.71
Total net realized and unrealized gain (loss) on investments per share	$0.10	($0.03)	$0.13	$0.08	$0.86
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.30	$0.23	$0.32	$1.04	$1.45
Stockholder distributions per share[3]	$0.2137	$0.2093	$0.2025	$0.8303	$0.8586
Net asset value per share	**$10.18**	**$10.10**	**$9.97**	**$10.18**	**$9.97**
Weighted average shares outstanding	258,262,842	256,108,444	250,840,624	255,315,516	227,578,967

Portfolio Highlights

(in thousands)	Q4-13	Q3-13	Q4-12	FY-13	FY-12
Purchases	$437,173	$875,476	$1,025,990	$2,641,733	$3,863,334
Sales and redemptions	(535,910)	(668,647)	(1,034,309)	(2,510,887)	(1,971,447)
Net portfolio activity	**($98,737)**	**$206,829**	**($8,319)**	**$130,846**	**$1,891,887**
Total fair value of investments	$4,137,581	$4,200,801	$3,934,722	$4,137,581	$3,934,722
Total assets	$4,444,577	$4,633,585	$4,346,753	$4,444,577	$4,346,753

*See page 22 hereof for reconciliations between net investment income per share and adjusted net investment income per share.
Endnotes begin on page 23.

Page 3

FS INVESTMENT CORPORATION
A Business Development Company

Select Historical Information

(dollar amounts in thousands)*	As of 12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Investments, at fair value	$4,137,581	$4,200,801	$3,988,992	$4,084,029	$3,934,722
Portfolio Data					
Number of Portfolio Companies	165	182	200	245	263
Average Annual EBITDA of Portfolio Companies	$190,700	$252,900	$261,000	$294,100	$302,000
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.3%	97.3%	97.1%	95.7%	95.4%
Weighted Average Credit Rating of Investments that were Rated[4]	B3	B3	B3	B3	B3
% of Investments on Non-Accrual[5]	-	-	-	-	-
Asset Class (based on fair value)					
Senior Secured Loans - First Lien	51%	51%	53%	49%	50%
Senior Secured Loans - Second Lien	22%	22%	21%	21%	19%
Senior Secured Bonds	9%	9%	10%	12%	12%
Subordinated Debt	10%	11%	11%	13%	13%
Collateralized Securities	4%	3%	2%	2%	3%
Equity/Other	4%	4%	3%	3%	3%
Portfolio Composition by Strategy (based on fair value)[6]					
Direct Originations	51%	52%	42%	31%	27%
Opportunistic	28%	25%	30%	32%	31%
Broadly Syndicated/Other	21%	23%	28%	37%	42%
Interest Rate Type (based on fair value)					
% Variable Rate	72.2%	70.0%	73.0%	69.6%	69.4%
% Fixed Rate	23.5%	26.3%	23.8%	27.2%	26.6%
% Income Producing Preferred Equity	2.4%	2.2%	2.0%	1.6%	1.7%
% Non-Income Producing Equity or Other Investments	1.9%	1.5%	1.2%	1.6%	2.3%
Yields					
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.1%	10.4%	10.4%	10.4%	10.4%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) — Excluding Non-Income Producing Assets	10.2%	10.6%	10.6%	10.6%	10.6%

*Certain figures may be rounded and/or presented differently than previous public disclosure.

Page 4

FS INVESTMENT CORPORATION
A Business Development Company

Select Direct Origination Information

For the

Three Months Ended Year Ended

(dollar amounts in thousands) 12/31/2013 12/31/2013 New Direct Originations

Total Commitments (including Unfunded Commitments) $86,913 $1,559,115 Exited Investments (including partial paydowns) (188,718) (519,894)

Net Direct Originations ($101,805) $1,039,221

New Direct Originations by Asset Class

Senior Secured Loans—First Lien 78% 71% Senior Secured Loans—Second Lien—15% Senior Secured Bonds — Subordinated Debt—11% Collateralized Securities 19% 1% Equity/Other 3% 2%

Average New Direct Origination Commitment Amount $21,728 $55,683 Weighted Average Maturity for New Direct Originations 5/19/19 1/1/19 Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period 9.2% 10.5% Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Investments Exited during Period 16.9% 14.0%

As of

Characteristics of All Direct Originations held in Portfolio 12/31/2013

Direct Originations at fair value $2,096,806 Number of Portfolio Companies 35 Average Annual EBITDA of Portfolio Companies $34,900

Average Leverage Through Tranche of Portfolio Companies — Excluding Equity/Other and Collateralized Securities 4.0x % of Investments on Non-Accrual—Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations 9.9% Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct

Originations — Excluding Non-Income Producing Assets 10.0%

Quarterly Operating Results

Three Months Ended

(dollar amounts in thousands, except per share amounts) 12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012

Total investment income $116,866 $123,307 $124,349 $110,044 $105,618 Total operating expenses (59,446) (54,793) (50,294) (59,315) (57,382)

Net investment income before taxes $57,420 $68,514 $74,055 $50,729 $48,236

Excise taxes (5,000) (742) — (500)

Net investment income $52,420 $67,772 $74,055 $50,729 $47,736

Total net realized and unrealized gain (loss) on investments 24,388 (8,155) (27,116) 31,747 33,218

Net increase (decrease) in net assets resulting from operations $76,808 $59,617 $46,939 $82,476 $80,954 Per share1

Net investment income $0.20 $0.26 $0.29 $0.20 $0.19 Adjusted net investment income2 $0.24 $0.26 $0.27 $0.23 $0.19 Net increase (decrease) in net assets resulting from operations (Earnings per Share) $0.30 $0.23 $0.18 $0.33 $0.32 Stockholder distributions3 $0.2137 $0.2093 $0.2048 $0.2025 $0.2025 Weighted average shares outstanding 258,262,842 256,108,444 254,213,036 252,606,873 250,840,624 Shares outstanding, end of period 259,320,161 257,190,300 255,214,659 253,646,574 251,890,821

Year Ended

(dollar amounts in thousands, except per share amounts) 12/31/2013 12/31/2012

Total investment income $474,566 $303,222 Total operating expenses (223,848) (168,815)

Net investment income before taxes $250,718 $134,407

Excise taxes ($5,742) ($500)

Net investment income $244,976 $133,907

Total net realized and unrealized gain (loss) on investments 20,864 196,292

Net increase (decrease) in net assets resulting from operations $265,840 $330,199 Per share1

Net investment income $0.96 $0.59 Adjusted net investment income2 $0.99 $0.71 Net increase (decrease) in net assets resulting from operations (Earnings per Share) $1.04 $1.45 Stockholder distributions3 $0.8303 $0.8586 Weighted average shares outstanding 255,315,516 227,578,967 Shares outstanding, end of period 259,320,161 251,890,821

Quarterly Operating Results Detail

Three Months Ended

(in thousands) 12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012 Investment income

Interest income $109,907 $109,886 $105,503 $102,214 $96,493 Fee income 6,903 11,975 10,442 7,764 9,125 Dividend income 56 1,446 8,404 66—

Total investment income $116,866 $123,307 $124,349 $110,044 $105,618

Operating expenses

Management fees $22,706 $22,720 $22,615 $22,206 $21,489 Capital gains incentive fees7 4,794 (1,548) (5,423) 6,350 5,831 Subordinated income incentive fees 14,303 16,555 17,167 14,228 13,393 Administrative services expenses 1,131 1,243 1,355 1,436 1,181 Stock transfer agent fees 420 610 900 890 910 Accounting and administrative fees 327 343 355 365 369 Interest expense 13,653 13,098 11,876 12,136 11,956 Directors’ fees 254 241 223 225 300 Other general and administrative expenses 1,858 1,531 1,226 1,479 1,953

Total operating expenses $59,446 $54,793 $50,294 $59,315 $57,382

Net investment income before taxes $57,420 $68,514 $74,055 $50,729 $48,236

Excise taxes (5,000) (742) — (500)

Net investment income $52,420 $67,772 $74,055 $50,729 $47,736

Quarterly Gain/Loss Information

Three Months Ended

(in thousands) 12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012

Realized gain/loss

Net realized gain (loss) on investments $9,794 $6,602 $16,447 $14,171 $32,155 Net realized gain (loss) on total return swap — — 11 Net realized gain (loss) on foreign currency (79) 70 (39) (63) (127)

Total net realized gain (loss) $9,715 $6,672 $16,408 $14,108 $32,039

Unrealized gain/loss

Net change in unrealized appreciation (depreciation) on investments $14,855 ($14,857) ($43,498) $17,518 $1,304 Net change in unrealized appreciation (depreciation) on total return swap — ——Net change in unrealized gain (loss) on foreign currency (182) 30 (26) 121 (125)

Total net unrealized gain (loss) $14,673 ($14,827) ($43,524) $17,639 $1,179

Total net realized and unrealized gain (loss) on investments $24,388 ($8,155) ($27,116) $31,747 $33,218

Quarterly Balance Sheets

(in thousands, except per share amounts)	As of 12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Assets					
Investments, at fair value	$4,137,581	$4,200,801	$3,988,992	$4,084,029	$3,934,722
Cash	227,328	290,439	380,252	362,896	338,895
Receivable for investments sold and repaid	26,722	85,341	73,897	21,134	20,160
Interest receivable	47,622	51,075	42,603	52,460	44,711
Deferred financing costs	5,168	5,757	6,347	6,930	7,735
Prepaid expenses and other assets	156	172	292	411	530
Total assets	**$4,444,577**	**$4,633,585**	**$4,492,383**	**$4,527,860**	**$4,346,753**
Liabilities					
Payable for investments purchased	$23,423	$44,648	$22,740	$182,608	$79,420
Credit facilities payable	723,682	986,421	986,421	978,646	973,046
Repurchase agreement payable	950,000	906,083	811,917	700,000	676,667
Stockholder distributions payable	18,671	17,939	17,801	17,121	17,003
Management fees payable	22,700	22,808	22,638	24,342	21,507
Accrued capital gains incentive fees	32,133	27,339	28,887	35,168	39,751
Subordinated income incentive fees payable	14,303	16,555	17,167	15,601	13,393
Administrative services expense payable	1,153	1,361	1,032	1,545	947
Interest payable	10,563	10,545	9,721	9,489	10,242
Directors' fees payable	254	229	218	-	-
Other accrued expenses and liabilities	6,703	1,967	2,293	2,664	3,039
Total liabilities	**$1,803,585**	**$2,035,895**	**$1,920,835**	**$1,967,184**	**$1,835,015**
Stockholders' Equity					
Preferred stock, $0.001 par value	-	-	-	-	-
Common stock, $0.001 par value	$259	$257	$255	$254	$252
Capital in excess of par value	2,466,753	2,451,662	2,431,513	2,415,470	2,397,826
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency	55,344	5,014	2,467	2,467	-
Accumulated undistributed (distributions in excess of) net investment income	35,322	72,116	53,845	15,493	4,307
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	83,314	68,641	83,468	126,992	109,353
Total stockholders' equity	**$2,640,992**	**$2,597,690**	**$2,571,548**	**$2,560,676**	**$2,511,738**
Total liabilities and stockholders' equity	**$4,444,577**	**$4,633,585**	**$4,492,383**	**$4,527,860**	**$4,346,753**
Net asset value per share of common stock at period end	**$10.18**	**$10.10**	**$10.08**	**$10.10**	**$9.97**

Page 9

FS INVESTMENT CORPORATION
A Business Development Company

Financing Arrangements

Facilities as of December 31, 2013	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility	Revolving	L + 1.75%	$373,682	$176,318	August 29, 2015
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000	—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.75%	$225,000	$25,000	May 17, 2017

Total debt outstanding under debt facilities	$1,673,682
Debt/equity ratio[8]	63.4%
Weighted average effective interest rate	2.8%
% of debt outstanding at fixed interest rates	56.8%
% of debt outstanding at variable interest rates	43.2%

Facilities as of September 30, 2013	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
(in thousands)					
Arch Street Credit Facility	Revolving	L + 1.75%	$497,682	$52,318	August 29, 2015
Broad Street Credit Facility	Revolving	L + 1.50%	$240,000	—	December 22, 2013
JPM Facility	Repurchase	3.25%	$906,083	$43,917	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.75%	$248,739	$1,261	May 17, 2017

Total debt outstanding under debt facilities	$1,892,504
Debt/equity ratio[8]	72.9%
Weighted average effective interest rate	2.7%
% of debt outstanding at fixed interest rates	47.9%
% of debt outstanding at variable interest rates	52.1%

Page 10

FS INVESTMENT CORPORATION
A Business Development Company

Distribution History9

$0.14 $0.07 $0.07

$0.12 $0.05

Regular cash distributions per $0.05 share Special cash distributions per

$0.10

share

$0.02 $0.015 $0.08 $0.01

$0.06 $0.04 $0.02

$0.00

Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14

As of December 31, 2013, FSIC’s regular monthly cash distribution amount per share was $0.0720. On January 7, 2014 and on February 4, 2014, FSIC’s board of directors declared regular monthly cash distributions of $0.0720 per share, which were paid on January 31, 2014, and February 28, 2014, respectively, to stockholders of record as of January 30, 2014, and February 27, 2014, respectively.

In addition to the special cash distributions referenced above, FSIC has made 22.6% in stock distributions as of December 31, 2013, all of which were made during 2009 and 2010.

As of December 31, 2013, FSIC had approximately $137.9 million ($0.53 per share based on shares outstanding) of undistributed net investment income and realized gains on a tax basis.

Investment Portfolio

Industry Diversification

As of December 31, 2013, based on fair value.

Automobiles & Components Capital Goods

Commercial & Professional Services Consumer Durables & Apparel Consumer Services Diversified Financials Energy Food & Staples Retailing Food, Beverage & Tobacco Health Care Equipment & Services Household & Personal Products Insurance Materials Media

Pharmaceuticals, Biotechnology & Life Sciences Retailing Software & Services Technology Hardware & Equipment Telecommunication Services Transportation

As of December 31, 2013, FSIC’s three largest industry concentrations based on fair value were Capital Goods

(21%); Energy (11%); and Consumer Services (11%).

As of December 31, 2013, FSIC had portfolio assets that, for each industry, amounted to less than 1% based on fair value in Food, Beverage & Tobacco; Insurance; and Transportation.

Issuer Concentration

Issuer Concentration

Top ten portfolio companies as of December 31, 2013, based on fair value and excluding unfunded commitment amounts.

Infiltrator Systems, Inc.

Safariland, LLC

ThermaSys Corp.

Dent Wizard International Corp. Caesars Entertainment LLC Corel Corp.

OSP Group, Inc.

Sorenson Communication, Inc.

HBC Solutions, Inc.

American Energy—Utica, LLC

FSIC’s top ten portfolio companies by fair value represent 31.1% of the company’s total portfolio.

Portfolio Asset Quality

As of

December 31, 2013 September 30, 2013 December 31, 2012 Investment Rating10 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio

1 $510,687 12% $300,405 7% $183,638 5% 2 3,244,518 79% 3,551,113 85% 3,424,857 87% 3 340,238 8% 300,802 7% 174,228 4% 4 40,034 1% 45,326 1% 148,364 4% 5 2,104 0% 3,155 0% 3,635 0%

Total $4,137,581 100% $4,200,801 100% $3,934,722 100%

Investment Rating Summary Description

1	Investment exceeding expectations and/or capital gain expected.

Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal

2	and interest expected.
3	Performing investment requiring closer monitoring.

4 Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

2013 FINANCIAL INFORMATION &

SELECT FINANCIAL AND PORTFOLIO INFORMATION AS OF FEBRUARY 28, 2014

Supplemental Information: Financial and Portfolio Highlights

Financial Highlights

Two Months Ended* Year Ended

(all per share amounts are basic and diluted)1 2/28/2014 12/31/2013

Net investment income per share $0.14 $0.96 Adjusted net investment income per share2 $0.15 $0.99 Total net realized and unrealized gain (loss) on investments per share $0.09 $0.08 Net increase (decrease) in net assets resulting from operations (Earnings per Share) $0.23 $1.04 Stockholder distributions per share3 $0.1440 $0.8303

Net asset value per share $10.27 $10.18

Weighted average shares outstanding 259,720,057 255,315,516

Portfolio Highlights

Two Months Ended Year Ended

(dollar amounts in thousands) 2/28/2014 12/31/2013

Purchases $330,198 $2,641,733 Sales and redemptions (354,803) (2,510,887)

Net portfolio activity ($24,605) $130,846

New Investment Activity by Asset Class

Senior Secured Loans—First Lien 23% 62% Senior Secured Loans—Second Lien 52% 17% Senior Secured Bonds 16% 9% Subordinated Debt 4% 9% Collateralized Securities—2% Equity/Other 5% 1% Total fair value of investments $4,141,835 $4,137,581 Total assets $4,549,476 $4,444,577

*The February 28, 2014 selected financial and portfolio information contained in this presentation is unaudited. Certain of the selected financial and portfolio information as of December 31, 2013 is derived from the audited consolidated financial information contained in FSIC’s annual report on Form 10-K for the year ended December 31, 2013.

Supplemental Information: Total Portfolio Characteristics

As of

(dollar amounts in thousands) 2/28/2014 12/31/2013

Investments, at fair value $4,141,835 $4,137,581

Portfolio Data

Number of Portfolio Companies 159 165 Average Annual EBITDA of Portfolio Companies $191,100 $190,700 Weighted Average Purchase Price of Investments (as a % of par or stated value) 97.3% 97.3% Weighted Average Credit Rating of Investments that were Rated4 B3 B3 % of Investments on Non-Accrual5 —

Asset Class (based on fair value)

Senior Secured Loans—First Lien 51% 51% Senior Secured Loans—Second Lien 22% 22% Senior Secured Bonds 10% 9% Subordinated Debt 10% 10% Collateralized Securities 3% 4% Equity/Other 4% 4%

Portfolio Composition by Strategy (based on fair value)6

Direct Originations 54% 51% Opportunistic 27% 28% Broadly Syndicated/Other 19% 21%

Interest Rate Type (based on fair value)

% Variable Rate 72.1% 72.2%

% Fixed Rate 23.6% 23.5%

% Income Producing Preferred Equity 2.4% 2.4%

% Non-Income Producing Equity or Other Investments 1.9% 1.9%

Yields

Gross Portfolio Yield Prior to Leverage (based on amortized cost) 10.1% 10.1%

Gross Portfolio Yield Prior to Leverage (based on amortized cost) — Excluding Non-

Income Producing Assets 10.3% 10.2%

Supplemental Information: Direct Originations

For the

Two Months Ended Year Ended

(dollar amounts in thousands) 2/28/2014 12/31/2013 New Direct Originations

Total Commitments (including Unfunded Commitments) $289,619 $1,559,115 Exited Investments (including partial paydowns) (113,142) (519,894)

Net Direct Originations $176,477 $1,039,221

New Direct Originations by Asset Class

Senior Secured Loans—First Lien 17% 71% Senior Secured Loans—Second Lien 69% 15% Senior Secured Bonds 5%—Subordinated Debt 3% 11% Collateralized Securities—1% Equity/Other 6% 2%

Average New Direct Origination Commitment Amount $26,329 $55,683 Weighted Average Maturity for New Direct Originations 11/22/20 1/1/19 Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period 9.2% 10.5% Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Investments Exited during Period 9.5% 14.0%

As of

Characteristics of All Direct Originations held in Portfolio 2/28/2014 12/31/2013

Direct Originations at fair value $2,223,706 $2,096,806 Number of Portfolio Companies 39 35 Average Annual EBITDA of Portfolio Companies $39,000 $34,900

Average Leverage Through Tranche of Portfolio Companies — Excluding Equity/Other and Collateralized Securities 4.1x 4.0x % of Investments on Non-Accrual — Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations 9.8% 9.9% Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct

Originations — Excluding Non-Income Producing Assets 10.0% 10.0%

Supplemental Information: Financial Highlights

Two Months Ended

(dollar amounts in thousands, except per share amounts) 2/28/2014

Investment income

Interest income $69,077 Fee income 8,497 Dividend income—

Total investment income $77,574 Operating expenses

Management fees $15,078 Capital gains incentive fees11 4,666 Subordinated income incentive fees 10,294 Interest expense 8,430 Other general and administrative expenses 2,597

Total operating expenses $41,065

Net investment income $36,509

Realized and unrealized gain/loss

Net realized gain (loss) on investments and foreign currency $5,612 Net change in unrealized appreciation (depreciation) on investments 17,685 Net change in unrealized gain (loss) on foreign currency 30

Total net realized and unrealized gain (loss) on investments $23,327

Net increase (decrease) in net assets resulting from operations $59,836 Per share1

Net investment income $0.14 Adjusted net investment income2 $0.15 Net increase (decrease) in net assets resulting from operations (Earnings per Share) $0.23 Stockholder distributions3 $0.1440 Weighted average shares outstanding 259,720,057

Supplemental Information: Balance Sheets

As of

(in thousands, except share and per share amounts) 2/28/2014 12/31/2013

Assets

Investments, at fair value $4,141,835 $4,137,581 Cash 240,655 227,328 Other assets 166,986 79,668

Total assets $4,549,476 $4,444,577

Liabilities

Credit facilities payable $738,482 $723,682 Repurchase agreement payable 950,000 950,000 Other accrued expenses and liabilities 187,025 129,903

Total liabilities $1,875,507 $1,803,585

Total stockholders’ equity $2,673,969 $2,640,992

Shares issued and outstanding 260,351,067 259,320,161

Net asset value per share of common stock at period end $10.27 $10.18

Supplemental Information: Financing Arrangements

Amount Amount

Facilities as of February 28, 2014 Type of Facility Rate Maturity Date Outstanding Available

(in thousands)

Arch Street Credit Facility Revolving L + 1.75% $373,682 $176,318 August 29, 2015 Broad Street Credit Facility Revolving L + 1.50% $125,000 — December 20, 2014 JPM Facility Repurchase 3.25% $950,000 — April 15, 2017 Walnut Street Credit Facility Revolving L + 1.50% to 2.75% $239,800 $10,200 May 17, 2017

Total debt outstanding under debt facilities $1,688,482 Debt/equity ratio8 63.1% % of debt outstanding at fixed interest rates 56.3% % of debt outstanding at variable interest rates 43.7%

Amount Amount

Facilities as of December 31, 2013 Type of Facility Rate Maturity Date Outstanding Available

(in thousands)

Arch Street Credit Facility Revolving L + 1.75% $373,682 $176,318 August 29, 2015 Broad Street Credit Facility Revolving L + 1.50% $125,000 — December 20, 2014 JPM Facility Repurchase 3.25% $950,000 — April 15, 2017 Walnut Street Credit Facility Revolving L + 1.50% to 2.75% $225,000 $25,000 May 17, 2017

Total debt outstanding under debt facilities $1,673,682 Debt/equity ratio8 63.4% % of debt outstanding at fixed interest rates 56.8% % of debt outstanding at variable interest rates 43.2%

Reconciliation of Non-GAAP Financial Measures

3-Months Ended

12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012

GAAP net investment income per share $0.20 $0.26 $0.29 $0.20 $0.19 Plus incentive fee accrual on unrealized gains per share $0.02—($0.02) $0.03— Plus excise taxes per share $0.02 — — Adjusted net investment income per share $0.24 $0.26 $0.27 $0.23 $0.19

Year Ended

12/31/2013 12/31/2012

GAAP net investment income per share $0.96 $0.59 Plus incentive fee accrual on unrealized gains per share $0.01 $0.12 Plus excise taxes per share $0.02 -Adjusted net investment income per share $0.99 $0.71

2-Months Ended

2/28/2014

GAAP net investment income per share $0.14 Plus incentive fee accrual on unrealized gains per share $0.01 Plus excise taxes per share—Adjusted net investment income per share $0.15

End Notes

1) The per share data was derived by using the weighted average shares of our common stock outstanding during the applicable period.

2) Adjusted net investment income is a non-GAAP financial measure. Adjusted net investment income equals GAAP net investment income excluding the accrual for capital gains incentive fee attributable to unrealized gains and excise taxes. We accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of our investment advisory and administrative services agreement with FB Income Advisor, LLC, or FB Advisor, dated as of February 12, 2008, as amended on August 5, 2008, the fee payable by us is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliations of GAAP net investment income to adjusted net investment income can be found on page 22 of this presentation.

3) The per share data for distributions reflects the actual amount of distributions paid per share of our common stock during the applicable period.

4) The weighted average credit rating of investments is the weighted average credit rating of the investments in our portfolio that were rated, based upon the scale of Moody’s Investors Service, Inc. As of December 31, 2013, approximately 40.7% of our portfolio (based on the fair value of our investments) was rated.

5) We record interest income on an accrual basis. Generally, investments are placed on non-accrual when the collection of future interest and principal payments is uncertain.

6) We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations : We intend to leverage our relationship with GSO / Blackstone Debt Funds Management LLC and their global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured specifically for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic : We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and collateralized securities.

Broadly Syndicated/Other : Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

End Notes (Cont’d)

7) During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. During the year ended December 31, 2012, we accrued capital gains incentive fees of $39,751 based on the performance of our portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. We paid FB Advisor $11,791 in capital gains incentive fees during the year ended December 31, 2013. As of December 31, 2013, $1,590 in capital gains incentive fees were payable to FB Advisor.

8) The debt/equity ratio is the ratio of total debt outstanding to stockholder’s equity as of the applicable date.

9) To date, no portion of any distributions paid to stockholders have been paid from offering proceeds or borrowings. A portion of our future distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by us from our portfolio companies. Any such return of capital will not reduce the amounts available to us for investments. The payment of future distributions on our common stock is not guaranteed and is subject to the discretion of our board of directors and applicable legal restrictions, and therefore there can be no assurance as to the amount or timing of any such future distributions.

10) Based on the investment rating system as described in our annual report on Form 10-K for the period ended December 31, 2013, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Asset Quality.”

11) During the two months ended February 28, 2014, we accrued capital gains incentive fees of $4,666 based on the performance of our portfolio, of which $1,358 was based on unrealized gains and $3,308 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized.

Corporate Information

Board of Directors	Executive Officers	Investor Relations Contact
Michael C. Forman Chairman of the Board Chief Executive Officer	**Michael C. Forman** Chairman of the Board Chief Executive Officer	**Ben Holman** Phone: (215)-220-6266 Email: ben.holman@franklinsquare.com
David J. Adelman Vice Chairman President and Chief Executive Officer of Campus Apartments, Inc.	**Gerald F. Stahlecker** President	
Michael J. Hagan Lead Independent Director Chairman, President and Chief Executive of LifeShield Security, Inc.	**Zachary Klehr** Executive Vice President	
Gregory P. Chandler Chief Financial Officer of Emtec, Inc.	**Sean Coleman** Managing Director	
Barry H. Frank Partner with law firm of Archer & Greiner, P.C.	**William Goebel** Chief Financial Officer	
Thomas J. Gravina Executive Chairman of GPX Enterprises, L.P.	**Salvatore Faia** Chief Compliance Officer	
Jeffrey K. Harrow Chairman of Sparks Marketing Group, Inc.	**Stephen S. Sypherd** Vice President, Treasurer and Secretary	
Michael Heller President and Chief Executive Officer of Cozen O'Conner		
Paul Mendelson Senior Advisor for Business Development for Lincoln Investment Planning, Inc		
Pedro A. Ramos Partner with law firm of Schnader Harrison Segal & Lewis, LLP		

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FS INVESTMENT CORPORATION
A Business Development Company